Exhibit 99.1

      Dolby Laboratories Reports FY 2006 Second Quarter Results;
             Second Quarter Revenue Reaches $105 Million

    SAN FRANCISCO--(BUSINESS WIRE)--April 27, 2006--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the second quarter of fiscal 2006.
    For the second quarter, Dolby reported total revenue of $104.7 million, compared to $85.1 million for the second quarter of fiscal 2005, an increase of 23 percent. Second quarter net income was $28.0 million, or $0.25 per diluted share, compared to $10.3 million, or $0.10 per diluted share, for the second quarter of fiscal 2005.
    In connection with the Company's IPO in February 2005, Ray Dolby contributed to the Company all of his intellectual property rights related to the Company's business, which he had previously licensed to the Company in exchange for royalty payments. As a result of the contribution, the Company's royalty payments to Ray Dolby terminated in February 2005. Consequently, net income for the second quarter of fiscal 2006 did not include any royalty payments to Ray Dolby, while the second quarter of fiscal 2005 included $4.6 million of royalty payments to Ray Dolby, net of taxes. Pro forma net income, which excludes royalty payments to Ray Dolby, was $28.0 million, or $0.25 per diluted share, for the second quarter of fiscal 2006, compared to $14.9 million, or $0.14 per diluted share, for the second quarter of fiscal 2005.
    Net income for the second quarter of fiscal 2006 also included stock-based compensation charges of $5.1 million compared to $5.3 million in the second quarter of fiscal 2005.
    "This was a strong quarter for Dolby as we continued to make progress towards our long-term objective of becoming an essential element in the best entertainment technologies available," said Bill Jasper, President and Chief Executive Officer, Dolby Laboratories.

    Guidance

    For fiscal 2006, the Company now expects revenue to be between $350 million and $365 million. Net income is expected to be between $65 million and $72 million. Earnings per diluted share are expected to be in the range of $0.58 to $0.64. While under FAS 123R stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby currently expects stock-based compensation expense for the full year to be between $19 million and $21 million.

    Pro Forma Information

    Prior to the Company's IPO in February 2005, Ray Dolby retained ownership of the intellectual property he created related to the Company's business and licensed those rights to the Company in exchange for royalty payments. In connection with the Company's IPO, Ray Dolby contributed to the Company all of these intellectual property rights. The pro forma financial information included in this release gives effect to the asset contribution as though such transactions had been completed prior to the second quarter of fiscal 2005. Specifically, the Company provides net income and earnings per diluted share excluding royalties paid to Ray Dolby. The Company believes that net income and earnings per diluted share excluding royalties paid to Ray Dolby are important metrics as they represent profitability exclusive of the charges that have now been eliminated. The Company uses these metrics internally to measure its performance and believes these metrics may be meaningful for investors in analyzing the Company's results of operations. A reconciliation of the Company's actual results to these additional metrics is included in this release.

    The Company's Conference Call Information

    Today, beginning at 2:00 p.m. Pacific Daylight Time, Bill Jasper, President and Chief Executive Officer, Marty Jaffe, Executive Vice President, Business Affairs, and Kevin Yeaman, Chief Financial Officer, will lead a conference call open to all interested parties to discuss the quarterly results and answer questions.
    Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 877-704-5386. International callers can access the conference call at 913-312-1302.
    A replay of the call will be available beginning at 5:00 p.m. PDT on April 27, 2006 until 9 p.m. PDT on May 4, 2006, at 888-203-1112
(international callers can access the replay by dialing 719-457-0820) and entering confirmation code 1547944. An archived version of the teleconference will also be available on Dolby Laboratories' website, www.dolby.com.

    Forward-Looking Statements

    Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, net income, earnings per diluted share, and stock-based compensation for the fiscal year ending September 29, 2006 and Dolby's expectations concerning its long-term focus on becoming an essential element in the best entertainment technologies and the benefits that may be derived therefrom are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in DVD markets; pricing pressures; the development of the markets for PCs, broadcast, gaming, automotive, and AAC-based music device products that incorporate Dolby's technologies; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and Dolby's ability to successfully penetrate this market; and other risks detailed in Dolby's Securities and Exchange Commission filings and reports, including the risks identified under the section captioned "Risk Factors" in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2005 and filed with the SEC on February 8, 2006. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

    About Dolby Laboratories

    Dolby Laboratories (NYSE:DLB) develops and delivers products and technologies that make the entertainment experience more realistic and immersive. For four decades, Dolby has been at the forefront of defining high-quality audio and surround sound in cinema, broadcast, home audio systems, cars, DVDs, headphones, games, televisions, and personal computers. Based in San Francisco with European headquarters in England, the Company has entertainment industry liaison offices in New York and Los Angeles, and licensing liaison offices in London, Shanghai, Beijing, Hong Kong and Tokyo. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

    Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. S06/17254 DLB-F



                       DOLBY LABORATORIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS


                                Fiscal Quarter    Fiscal Year-to-Date
                                     Ended               Ended
                              -------------------- -------------------
                              April 1,  March 31,  April 1,  March 31,
                                2005      2006       2005      2006
                              --------- ---------- --------- ---------
                                              (unaudited)
                              (in thousands, except per share amounts)
Revenue:
    Licensing                    $64,717  $83,183  $126,908  $152,165
    Product sales                 14,807   15,708    31,294    31,712
    Production services            5,577    5,833    11,162    11,872
-------------------------------------------------- -------------------
        Total revenue             85,101  104,724   169,364   195,749
-------------------------------------------------- -------------------

Cost of revenue:
    Cost of licensing             14,062    7,177    30,211    13,778
    Cost of product sales (1)      7,472    6,883    16,284    19,564
    Cost of production services(1) 2,181    2,338     4,196     5,227
-------------------------------------------------- -------------------
        Total cost of revenue     23,715   16,398    50,691    38,569
-------------------------------------------------- -------------------
Gross margin                      61,386   88,326   118,673   157,180
-------------------------------------------------- -------------------
Operating expenses:
    Selling, general and
     administrative (1)           35,610   38,584    68,467    75,121
    Research and development (1)   7,740    8,363    16,029    16,305
    Settlements                        -        -    (2,000)        -
-------------------------------------------------- -------------------
        Total operating expenses  43,350   46,947    82,496    91,426
-------------------------------------------------- -------------------
Operating income                  18,036   41,379    36,177    65,754
Other income, net                    751    4,594     1,038     8,293
-------------------------------------------------- -------------------
Income before provision for
 income taxes and controlling
 interest                         18,787   45,973    37,215    74,047
Provision for income taxes         8,000   17,652    15,743    28,138
-------------------------------------------------- -------------------
Income before controlling
 interest                         10,787   28,321    21,472    45,909
Controlling interest in net
 income                             (457)    (342)     (765)     (661)
-------------------------------------------------- -------------------
Net income                       $10,330  $27,979   $20,707   $45,248
-------------------------------------------------- -------------------


Basic net income per share         $0.11    $0.27     $0.23     $0.43
Diluted net income per share       $0.10    $0.25     $0.20     $0.41
-------------------------------------------------- -------------------
Shares used in the calculation of
 basic net income per share       94,806  105,254    90,649   104,774
Shares used in the calculation of
 diluted net income per share    105,544  111,387   101,573   111,056
-------------------------------------------------- -------------------


(1) Stock-based compensation included in net income above was classified as follows:

    Cost of product sales            $56     $196      $110      $398
    Cost of production services       30      126        56       256
    Selling, general and
     administrative                4,603    4,106     6,790     8,210
    Research and development         570      663     1,251     1,336
-------------------------------------------------- -------------------
        Total stock-based
         compensation             $5,259   $5,091    $8,207   $10,200
-------------------------------------------------- -------------------




                       DOLBY LABORATORIES, INC.
                      CONSOLIDATED BALANCE SHEETS


                                       September 30,      March 31,
                                           2005             2006
                                      ---------------   --------------
                                                         (unaudited)

                                               (in thousands)
                ASSETS
Current assets:
    Cash and cash equivalents               $372,403         $450,583
    Restricted cash                              205              243
    Accounts receivable, net                  25,221           22,737
    Inventories                               11,722           13,146
    Income tax receivable                      8,021            7,843
    Deferred income taxes                     31,183           33,230
    Prepaid expenses and other current
     assets                                    5,433            3,919
----------------------------------------------------------------------
        Total current assets                 454,188          531,701

Property, plant and equipment, net            76,462           75,037
Intangible assets, net                        17,184           16,043
Goodwill                                      23,865           22,669
Long-term deferred income taxes                6,781            9,208
Other assets                                   7,797            7,038
----------------------------------------------------------------------
        Total assets                        $586,277         $661,696
----------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued
     liabilities                             $65,126          $71,779
    Income taxes payable                       3,054            4,019
    Current portion of debt                    1,346            1,375
    Deferred revenue                           3,268            4,558
----------------------------------------------------------------------
        Total current liabilities             72,794           81,731

Long-term debt                                12,124           11,437
Other non-current liabilities                 21,956           21,686
----------------------------------------------------------------------
        Total liabilities                    106,874          114,854

Controlling interest                          18,264           18,795
Stockholders' equity:
    Class A common stock                          33               36
    Class B common stock                          71               70
    Additional paid-in capital               308,354          304,559
    Deferred stock-based compensation        (26,422)               -
    Retained earnings                        177,369          222,617
    Accumulated other comprehensive
     income                                    1,734              765
----------------------------------------------------------------------
        Total stockholders' equity           461,139          528,047
----------------------------------------------------------------------
        Total liabilities and
         stockholders' equity               $586,277         $661,696
----------------------------------------------------------------------




                       DOLBY LABORATORIES, INC.

      RECONCILIATION OF PRO FORMA NET INCOME TO ACTUAL NET INCOME


                               Fiscal Quarter     Fiscal Year-to-Date
                                    Ended               Ended
------------------------------------------------  --------------------
                             April 1,  March 31,  April 1,  March 31,
                               2005      2006       2005       2006
                            ---------  ---------  --------  ----------
                                           (unaudited)
                             (in thousands, except per share amounts)

Net income                    $10,330   $27,979    $20,707    $45,248
Add:
   Royalties payable to Ray
    Dolby (net of taxes)        4,587         -     11,123          -
------------------------------------------------  --------------------
Pro forma net income          $14,917   $27,979    $31,830    $45,248
------------------------------------------------  --------------------

Basic shares outstanding       94,806   105,254     90,649    104,774
Diluted shares outstanding    105,544   111,387    101,573    111,056
------------------------------------------------  --------------------

Basic net income per share      $0.11     $0.27      $0.23      $0.43
Diluted net income per share    $0.10     $0.25      $0.20      $0.41
------------------------------------------------  --------------------

Basic pro forma net income
 per share                      $0.16     $0.27      $0.35      $0.43
Diluted pro forma net income
 per share                      $0.14     $0.25      $0.31      $0.41
------------------------------------------------  --------------------

    CONTACT: Dolby Laboratories
             Alex Hughes, CFA, 415-645-4572 (Investors) investor@dolby.com
             Paula Dunn, 415-645-5000 (Media)
             news@dolby.com